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                                                                   Exhibit 10.10

                       ACKNOWLEDGMENT, CONSENT AND RELEASE

         The undersigned Borrowers hereby acknowledge the foregoing Assignment, and acknowledge and agree that the present unpaid principal balance of the Loan Document Obligations (including, without limitation, the Loans) plus all accrued interest through June 25, 1999 is $45,399,718.10 (plus $12,050.63 per day for each day after June 25, 1999). The undersigned further acknowledge that the Existing Lender shall have no further liability or obligation to the Borrowers under, or in connection with, the Loan Documents, and Borrowers hereby release and forever discharge the Existing Lender, and the Existing Lender's successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrowers now have or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Agreement. Borrowers each waive the benefits of California Civil Code Section 1542 which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                                   Borrowers:

                                   The Cerplex Group, Inc.

                                   By   /s/ Richard Alston
                                        --------------------------------
                                        Title     EVP & CEO
                                             ---------------------------



                                   Aurora Electronics Group, Inc.


                                   By   /s/ Richard Alston
                                        --------------------------------
                                        Title     EVP & CEO
                                             ---------------------------


                                  Cerplex, Inc.


                                   By   /s/ Richard Alston
                                        --------------------------------
                                        Title     EVP & CEO
                                             ---------------------------

                                   Cerplex Mass, Inc.


                                   By   /s/ Richard Alston
                                        --------------------------------
                                        Title     EVP & CEO
                                             ---------------------------


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